AMERICAN GROWTH FUND, INC.
110 16th Street, Suite 1400, Denver, Colorado 80202
(303) 623-6137
PROSPECTUS
December 1, 1996 as supplemented December 18, 1996
     AMERICAN GROWTH FUND, INC. is a professionally managed diversified investment fund which primarily invests in common stocks and securities convertible into common stock with the objectives of capital growth and, secondarily, current income. In pursuing the Fund's objectives, the Fund's Adviser intends to take a conservative approach to investments, balancing the preservation of capital against potential gains.
       This Fund offers four classes of shares, each with a different combination of sales charges, distribution and service fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See 'Purchase of Shares.'
       Shares may be purchased directly from American Growth Fund
Sponsors,
Inc. (the 'Distributor'), 110 16th Street, Suite 1400, Denver, CO
80202,
(303) 623-6137, or from securities dealers which have entered into dealer agreements with the Distributor.
       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
       This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before making an investment in the Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the
Fund dated December 1, 1996 (the 'Statement of Additional Information'), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is incorporated by reference into this Prospectus.
AMERICAN GROWTH FUND SPONSORS, INC.
110 16th Street, Suite 1400, Denver, Colorado 80202
303-623-6137
800-525-2406

FEE TABLE
                                    CLASS A        CLASS B
CLASS C       CLASS D
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on
 Purchases(as a percentage of
 offering price)..                  5.75%          None
     None   5.75%
Sales Load Imposed on
 Dividend Reinvestment              None           None
     None   None
Deferred Load (as a percentage of
 original purchase price or
 redemption proceeds, whichever
 is lower)                          None(b) 5.0% during the first
2     1%     None(b)
                                             years,4% for the next
2    for
                                               years, decreasing 1%
   one
                                            annually thereafter to
0.0% year
                                               the seventh year(a)
Exchange Fee                        None           None
     None   None
ANNUAL FUND OPERATING EXPENSES (AS
A PERCENTAGE OF AVERAGE NET ASSETS)(a):
Investment Advisory Fees............ 0.82%         0.82%
     0.82%  0.82%
12b-1 Fees.......................... 0.25%         0.98%
     0.95%   None
Other Expenses...................... 0.99%         1.01%
     1.20%   0.81%
Total Fund Operating Expenses....... 2.06%         2.81%
     2.97%   1.63%

(a) Class B shares convert to Class A shares automatically approximately seven years after initial purchase. See 'Purchase of Shares--Deferred Sales
       Charge Alternatives--Class B and Class C Shares'.
(b) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.

                             1 Year        3 Years        5 Years
     10 Years
EXAMPLE:
An investor would pay the following expenses on a $1,000 investment including the maximum $57.50 initial sales charge (Class A and
Class D
shares only) and assuming (1) the Total Fund Operating Expenses for each
class set forth above; (2) a 5% annual return throughout the periods and
(3) redemption at the end of the period:
       Class A                      $77            $118
$162          $283
       Class B                      $78            $127
$178          $314*
       Class C                      $40            $ 92
$156          $329
       Class D                      $73            $106
$141          $240
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
       Class A                      $77            $118
$162          $283
       Class B                      $28            $ 87
$148          $314*
       Class C                      $30            $ 92
$156          $329
       Class D                      $73            $106
$141          $240
* Assumes conversion to Class A shares approximately seven years after purchase.

       The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses or annual rate of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the
'Commission') regulations. Class A, Class B and Class C shareholders who own their shares for an extended period of time may pay more in total charges than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the 'NASD'). See 'Purchase of
Shares' and 'Redemption of Shares'.
                              FINANCIAL HIGHLIGHTS
       The following tables present selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information, for the year ended July 31, 1996 has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended July 31, 1996 is included in the Statement of Additional Information. This information for each of the nine years ended
July 31, 1995  has been audited by the Fund's previous Independent
Auditors.

                    Class D
                    Year Ended July 31,
Per Share
 Operating Data:      1996   1995   1994   1993    1992   1991
1990   1989   1988    1987
Net Asset Value,
Beginning of Period $8.75  $9.34  $9.39  $8.50   $8.02  $7.59
$7.46  $6.71  $9.62   $9.14
Income(loss) from
 investment operations:
Net investment income .03    .21    .03    .11     .10    .16
 .17    .38    .24     .16
Net realized and unrealized
 gain (loss)          .39    .88   1.00   1.51     .94    .53
 .26    .71  (1.72)   1.70
Total income (loss)
 from Investment
 Operations           .42   1.09   1.03   1.62    1.04    .69
 .43   1.09  (1.48)   1.86
Dividends and distributions
 to shareholders:
Dividends from net
 investment income   (.12)  (.12)  (.05)  (.08)   (.06)  (.26)
(.30)  (.34)  (.16)   (.29)
Distributions from
 net realized gain   (.20) (1.56) (1.03)  (.65)   (.50)  -      -
    -     (1.27)  (1.09)
Total dividends and
 distributions to
 shareholders .      (.32) (1.68) (1.08)  (.73)   (.56)  (.26)
(.30)  (.34) (1.43)  (1.38)
Net Asset Value,
 End of Period.....$ 8.85 $ 8.75 $ 9.34 $ 9.39  $ 8.50 $ 8.02 $
7.59 $ 7.46 $ 6.71  $ 9.62
Total Return1        4.8%  15.2%  11.1%  20.2%   13.6%   9.6%
5.7%  17.0% (14.4)%  23.1%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)  $100,130 $90,538 $68,209 $62,180 $55,501 $55,710
$58,574 $63,935 $64,248 $81,321
Ratios to average net
 assets:
Net investment income
 (loss).......       0.47%  1.91%  0.35%  0.59%   1.14%  2.02%
2.01%  5.15%  3.17%   1.99%
Expenses2.....       1.63%  1.45%  1.34%  1.44%   1.46%  1.33%
1.33%  1.32%  1.29%   1.28%
Portfolio Turnover
 Rate3........     163.1% 173.0%  87.2%  48.8%   39.8% 135.5%
92.3%  60.9% 241.7%  197.0%
Average Brokerage
 Commission Rate4   $0.0561  -       -       -      -      -
-      -      -       -

See notes to financial statements.
1      Assumes a hypothetical initial investment on the business
day before the first day of the
fiscal period (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
2      Beginning fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by
the Fund. Prior year expenses have not been adjusted.
3      The lesser of purchases and sales of portfolio securites for a period, divided by the monthy
average of the market value of securites owned during the period. Purchases and sales of investment securities, other than U.S. Government and short-term securities for the period ended July 31, 1996, aggregated $149,865,511 and $180,516,815, respectively.
4      Total brokerage commissions paid on applicable purchases and sales of investment securities
for the period divided by the total number of related shares purchased and sold.

                              FINANCIAL HIGHLIGHTS
                                    Class A        Class B
Class C
                    Period Ended July 31,
Per Share Operating Data:           19965        19965
19965
Net Asset Value,
Beginning of Period......           $9.21          $9.21
$9.21
Income(loss) from
 investment operations:
Net investment income....         -7               (.01)
 -7
Net realized and unrealized
 gain (loss)...............         (.37)          (.40)
(.40)
Total income (loss) from
 Investment Operations.....         (.37)          (.41)
(.40)
Dividends and distributions
 to shareholders:
Dividends from net
 investment income .......             -              -
 -
Distributions from net
 realized gain............             -              -
 -
Total dividends and
 distributions to
 shareholders.............             -              -
 -
Net Asset Value,
 End of Period............          $ 8.84         $ 8.80        $
8.81
Total Return6.............          (4.0)%         (4.5)%
(4.3)%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...........          $3,838         $3,417
$367
Ratios to average net
 assets:
Net investment income
 (loss)...................          0.13%          (0.52)%
(0.63)%
Expenses2.................    2.06%6               2.81%6
2.97%6
Portfolio Turnover
 Rate3...................           163.1%         163.1%
163.1%
Average Brokerage
 Commission Rate4........           $0.0561        $0.0561
$0.0561

See notes to financial statements.
1      Assumes a hypothetical initial investment on the business
day before the first day of the
fiscal period (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
2      Beginning in fiscal 1996, the expense ratio reflects the
effect of expenses paid indirectly
by the Fund.
3      The lessor of purchases and sale of portfolio securities for a period, divided by the monthly
average of the market value of securities owned during the period. Purchases and sale of investment securities, other than U.S. Government and short-term securities for the period ended July 31, 1996, aggregated $149,865,511 and $180,516,815, respectively.
4      Total brokerage commissions paid on applicable purchases and sales of investment securities
for the period divided by the total number of related shares purchased and sold.
5      For the period from March 1, 1996 (inception of offering) to
July 31, 1996.
6      Annualized
7      Less than $.005 per share.

INVESTMENT OBJECTIVES AND POLICIES
       American Growth Fund, Inc., an open-end diversified investment company, is a Maryland corporation organized July 16, 1958.
       The primary investment objective of the Fund is growth of capital.
Income, while a factor in portfolio selection, is secondary to the Fund's principal objective. These investment objectives can be changed by a vote of the board of directors without a vote of the Fund's shareholders, which could cause the Fund to have an investment objective different from that deemed appropriate by the shareholder at the time of investment. The
Fund will notify shareholders of any change in investment objectives at least 30 days in advance of such change. There can be no assurance that the Fund will attain its investment objectives.
     In attempting to achieve its investment objective, the Fund will under normal conditions invest at least 65% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter. Investment Research Corporation, the Fund's investment adviser (the Adviser') will choose common stocks (or convertible securities) that the Adviser believes have potential for capital appreciation because of existing or anticipated economic conditions or because of other factors, including that the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody's Investors Service or Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc. , or, if unrated, will be of comparable quality in the opinion of the Adviser.
       In pursuing the Fund's objectives, the Adviser intends to take a conservative approach to investment, balancing the preservation of capital against potential gains. When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, until such time as the Adviser believes market conditions warrant otherwise, invest all or part of the Fund's assets in corporate bonds, debentures or preferred stocks rated A or above (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements whereby the underlying security is issued by the United States Government or an agency thereof, or retain funds in cash or cash equivalents. There are market risks in all investments in securities, and the value of the Fund's securities, and consequently the Fund's share price, will fluctuate.
       A repurchase agreement is a contract where the seller agrees to repurchase the securities at a specified price within a specified time
(generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. The collateral will be held by the Fund's Custodian, either physically or in a book-entry account.
     The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's board of directors. The Fund's Adviser monitors the creditworthiness of such parties under the directors' general supervision. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy code, the law regarding the rights of the Fund is unsettled.
As a result, under these extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.
       The Statement of Additional Information contains a discussion of other investment policies and a list of specific investment restrictions which govern the Fund's investment policies. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets. Accordingly, the Fund will not borrow for leverage purposes. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund cannot invest more than 5% of its assets in securities of issuers that have been in operation less than three years, and, in any event, these investments are limited to utility or pipeline companies. These and the other specific investment restrictions listed in the Statement of Additional
Information can be changed only by approval by a majority of the outstanding shares as defined by the Investment Company Act of 1940.
       As a 'diversified company' the Fund must meet the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

MANAGEMENT OF THE FUND
       The daily operations of the Fund are managed by its officers subject
to the overall supervision and control of the board of directors.
The
Fund also has a board of advisors which counsels the directors as to
general economic conditions and specific industries.
       Since the organization of the Fund in 1958, its investment adviser
has been Investment Research Corporation, 110 16th Street, Suite
1400,
Denver, Colorado 80202, a registered investment adviser. Robert
Brody,
the sole shareholder, president and a director of the Adviser, is
a
control person of the Adviser. Mr. Brody, as President of the Fund, has
primary responsibility for the selection of the Funds investments
and
the day-to-day management of the Funds investment portfolio. Mr.
Brody
has acted in this capacity with respect to the Fund since 1958. The Adviser provides investment advice and recommendations concerning the purchases and sales of the Funds portfolio of securities, and furnishes
such satistical and analytical information as the Fund may
reasonably
require. Under separate agreements with the Adviser, the Fund makes payments for the provision of such office space and personnel as are necessary to provide administrative and shareholder support
services for
the Fund. See Management of the Fund in the Statement of
Additional
Information.
       Pursuant to the Investment Adviser Agreement with the
Adviser, the
Fund pays an annual advisory fee based upon a percentage of the
Funds
average net assets, subject to reduction if the Funds expenses exceed
specified levels. For the year ended July 31, 1996, this fee amounted to
0.82% of the Funds average net assets on each of the four classes.
The
fees for Class A, Class B and Class C are annualized. The Advisory fee
paid by the Fund is higher than that paid by most other investment companies. The funds aggregate expenses for the same period, including the cost of office space and personnel provided by the Adviser, amounted
to 1.63% of the Funds average net assets of the Class D shares,
2.06%
for Class A, 2.81% for Class B and 2.97% for Class C. Class A, Class B and Class C expenses are annualized.
                              BROKERAGE
       The Fund does not have any agreement or arrangement to use any particular broker for portfolio transactions. The Fund is authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act of 1940, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.
The Fund has a policy of considering sales of Fund shares in selecting brokers for portfolio transactions provided that the Fund's experience with such brokers indicates that they are capable of providing best execution. The Fund's portfolio turnover rate in fiscal year 1996 was
163.1% and its portfolio turnover rate in fiscal year 1995 was 173.0%.
High portfolio turnover (over 100%) may involve corresponding greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income.
                          PURCHASE OF SHARES
       The Fund's underwriter is American Growth Fund Sponsors,
Inc., (the
'Distributor'), 110 16th Street, Suite 1400, Denver, Colorado
80202.
Robert Brody, president and a director of the Fund, is also president and a director of the Distributor.
       The Fund offers its shares continuously to the public at their net asset values next computed after receipt of the order to purchase plus any applicable sales charges as described below. Shares can be purchased through the Distributor or through broker-dealers with whom the Distributor has sales agreements. Purchase orders received and properly time-stamped by dealers and received by the Fund's Distributor prior to
2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close of the New York Stock Exchange
('NYSE') on that day. Orders received after such times will be confirmed at the public offering price determined as of the close of the NYSE on the next business day. A business day is any day the NYSE is open for trading. All purchases made by check should be in U.S. dollars and made payable to the American Growth Fund, or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted.
       The Fund issues four classes of shares, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given such investor's individual circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives while shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund, with the investment thereafter being subject to a CDSC and higher distribution fees.
       In selecting a purchase alternative, an investor should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted below, (3) whether you qualify for any reduction or waiver of any applicable sales charge; (4) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see 'Conversion Feature--Class B shares' below).
       The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.
       If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares or qualify to purchase Class D shares, you should consider purchasing Class
C shares over either Class A or Class B shares, since Class A shares are subject to an initial sales charge of 5.75% and Class B shares are subject to a CDSC of 5% which declines to zero over a 7-year period.
       If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares or qualify to purchase Class D shares, you should consider purchasing Class A or Class
B shares over Class C shares since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.
       If you qualify for a reduced sales charge on Class A shares but do not qualify to purchase Class D shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.
       If you qualify to purchase Class D shares, it will be more advantageous to purchase Class D shares instead of Class A shares (which, unlike Class D shares, have a .30% 12b-1 fee), and may be more advantageous for you to purchase Class D shares over either Class
B or
Class C shares depending on whether you are eligible for reduced sales charges and how long you intend to hold your investment.
     If you do not qualify for a reduced sales charge on Class A or Class
D shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and more than one year for Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge (plus, for Class A shares, cumulative annual distribution-related fees on Class A shares). This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.
       Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class
B and
Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the class. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
       Commencing June 20, 1995 and ending September 30, 2005, the Distributor will offer a long term sales incentive promotion in which non-cash concessions in the form of one or more all expenses paid promotional trips to resort locations will be awarded to participating broker dealers achieving certain cumulative sales levels in shares of the
Fund. Participation in the incentive programs is entirely optional on the part of the broker dealer. Copies of the incentive program rules which contain more complete information about the terms and condition of the programs, including qualifying levels and specific awards, may be obtained by investment representatives by contacting the Distributor.
       INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D
SHARES.
Investors choosing the initial sales charge alternatives who are eligible to purchase Class D shares should purchase Class D shares rather than
Class A shares because there is a Rule 12b-1 fee imposed on Class
A
shares.
       The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.


                                           SALES CHARGES

                                                          Paid to
                                     As % of              Dealers
as %         As % of
Amount Invested                     Offering Price        Offering
Price       Amount Invested
Less than $50,000......................5.75%
5.00%         6.10%
$50,000 but less than $100,000.........4.50
3.75          4.71
$100,000 but less than $250,000........3.50
2.75          3.63
$250,000 but less than $500,000........2.50
2.00          2.56
$500,000 but less than $1,000,000......2.00
1.60          2.04
$1,000,000 and over....................0.00*
0.00          0.00
* Purchases of Class A and Class D in amounts of $1,000,000 or more, which are not subject
to an initial sales charge, generally will be subject to a CDSC of
1% of amounts redeemed
within the first year of purchase.

       The above scale applies to aggregate purchases by an individual, a spouse and children under 21, a trustee or fiduciary of a single trust or fiduciary account, tax exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code, and employees' trusts, profit sharing and other employee benefit plans qualified under Section
401 of the Internal Revenue Code and 403(b) Plans, except for
401(k) and

403(b) Plans in which each 401(k) and 403(b) investor is considered separately for purposes of computing sales charges. Provided, however, that the term 'any person' shall not included a group of individuals whose funds are combined directly or indirectly, for the purchase of shares of the Fund jointly or through a trustee, agent, custodian or other representative, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.
       From time to time the Distributor will pay all of the sales charge to dealers. In such instances, the dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.
       The adviser will make payments to dealers in the amount of
0.25 of
1% per year of the average daily net asset value of outstanding
Class D
shares acquired after April 1, 1994 through such dealers (including shares acquired through reinvestment of dividends and distributions on such shares). These payments are made by the Adviser and not by the Class
D shareholders of the Fund.
       Eligible Class D Investors. Class D shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class D shares. Investors that owned Class D shares in a shareholder account, including participants in the American Growth
Fund
Distribution Plan, as of March 1, 1996, are entitled to purchase additional Class D shares in that account. Class D shares are also available for sale to the Fund's, the Adviser's and the Distributor's directors and officers and their spouses and family members, to certain institutional investors, including banks, corporations and accounts managed by specified types of fiduciaries, and to or for retirement plans for their employees or sold to employees of such dealers (and their spouses or for accounts for their minor children) that have sales agreements with the underwriter. Such persons must give written assurance that their purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase by the issuer. The Distributor reserves the right to ask for adequate documentation to ensure that shareholders are eligible for the above shares.
       Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and
Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class D shares are offered at net asset value only to certain eligible Class D investors as set forth above under 'Eligible Class D Investors'.
       The sales charge may vary with the amount of investment or the number of Class A and/or Class D shares owned. The Fund makes available the following investment plans and options which may involve reduced sales charges: Right of Accumulation, Letter of Intent, and Retirement

Plans. The Fund also offers an Automatic Cash Withdrawal Plan, and
Automatic Monthly Investment Plan, Individual Retirement Accounts,
Simplified Employee Pension, Money Purchase and Profit Sharing
Pension
Plans, and Teacher and Non-Profit Employee Retirement Plans.
Additional
charges apply for some services or plans. For more information, including fees and expenses contact the Distributor or the Fund.
       Additional information concerning these reduced sales charges, including information regarding investments by Employer Sponsored
Retirement or Savings Plans, is set forth in the Statement of Additional
Information.
       Net Asset Value Purchases of Class A Shares. Class A shares of the
Fund may be purchased at net asset value through certain organizations
(which may be broker-dealers, banks or other financial organizations)('Processing Organizations') which have agreed with the
Distributor to purchase and hold shares for their customers in a single account for which the Processing Organization is the shareholder of record. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund's minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing
Organization
should consult the materials provided by the Processing
Organization for
further information concerning purchases, redemptions and transfers of
Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.
       Class A shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange
Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions.
Such
investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.
       Class A shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class A shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a American Growth Fund
Distribution
Plan, if certain conditions set forth in the Statement of Additional
Information are met.
       The Fund also sells its Class A shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or
403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.
       Contingent Deferred Sales Charges--Class A and Class D
Shares.
Class A and Class D shares which are sold in amounts of $1,000,000 at net asset value and are redeemed within one year of purchase may be subject to a 1.0% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class A or Class D CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class A or Class D CDSC will be assessed on shares derived from reinvestment of dividends or distributions.
       DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C
SHARES.
Investors choosing the deferred sales charge alternatives should consider
Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in the Fund.
       The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a seven year CDSC, while Class C shares are subject to a one year 1.0% CDSC. On the other hand, approximately seven years after Class
B shares are issued, such Class B shares, together with shares issued upon dividend and distribution reinvestment with respect to those shares, are automatically converted into Class A shares of the Fund and thereafter will be subject to lower continuing fees. See
'Conversion of
Class B Shares to Class A Shares' below. Both Class B and Class C shares are subject to a service fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under 'Distribution
Plans'.
       Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. The Distributor compensates broker, dealers and other financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See 'Distribution Plans' below.
       Proceeds from the CDSC and the ongoing service and distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses related to providing distribution services to the Fund in connection with the sale of the Class B and Class
C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class
C
shares without a sales charge being deducted at the time of purchase.
Approximately seven years after issuance, Class B shares will convert automatically into Class A shares of the Fund, which are subject to a service fee and a lower distribution fee. The proceeds from the ongoing service fee are used to compensate the Distributor or dealers for providing continuing account maintenance activities.
       Imposition of the CDSC and the distribution and service fees on
Class B and Class C shares is limited by the NASD asset-based sales charge rule.
       Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within seven years of purchase may be subject to a
CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the costs of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or distributions.
       The following table sets forth the rates of the Class B
CDSC:

                                                   CLASS B CDSC AS
A PERCENTAGE OF
YEAR SINCE                                         PAYMENT MADE OR
OTHER DOLLAR
PURCHASE                                           AMOUNT SUBJECT
TO CHARGE
0-2
5.00%
3-4
4.00
  5
3.00
  6
2.00
  7
1.00

       In determining whether a CDSC is applicable to a redemption, the
calculation will be determined in the manner that results in the lowest
possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over seven years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the seven-year period. The charge will not
be applied to dollar amounts representing an increase in the net asset
value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.
       To provide an example, assume an investor purchased 100
shares at
$10 per share (at a cost of $1,000) and in the third year after purchase,
the net asset value per share is $12 and, during such time, the investor
has acquired 10 additional shares through dividend reinvestment. If at
such time the investor makes his or her first redemption of 50 shares
(proceeds of $600), 10 shares will not be subject to a CDSC because of
dividend reinvestment. With respect to the remaining 40 shares, the
CDSC
is applied only to the original cost of $10 per share and not to the
increase in net asset value of $2 per share. Therefore, $400 of the
$600
redemption proceeds will be charged at a rate of 4.00% (the
applicable
rate in the third year after purchase).
       If a Class B share account is set up on an Automatic
Withdrawal
Program, there will be no CDSC on the amounts redeemed pursuant to the
Automatic Withdrawal Program as long as the total annual amount withdrawn
is less than 12% per year of the previous years' value or of the initial
investment, whichever is greater.
       Contingent Deferred Sales Charges--Class C Shares.  Class C
shares
which are redeemed within one year of purchase may be subject to a
1.0%
CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or distributions.
       In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.
       Conversion of Class B Shares to Class A Shares. After approximately seven years (the 'Conversion Period'), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing service fee of 0.25% of net assets and are subject to distribution fee of 0.05%. Automatic conversion of Class B shares into
Class A shares will occur at least once each month (on the 'Conversion
Date') on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.
       In addition, shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class
A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on Conversion Date will be converted to Class A shares of the Fund.
       Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the

Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to
Class A shares on the next scheduled Conversion Date after such certificates are delivered.
DISTRIBUTION PLANS
       The Fund has adopted separate distribution plans for the Class A,
Class B and Class C shares pursuant to Rule 12b-1 under the Investment
Company Act (each a 'Distribution Plan') with respect to the service and distribution fees paid by the Fund to the Distributor with respect to such classes.
       The Distribution Plans for Class A, Class B and Class C shares each provide that the Fund pays the Distributor a service fee relating to the shares of the applicable class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the class in order to compensate the Distributor (who in turn may compensate broker-dealers and other financial consultants) in connection with certain services provided to shareholders of the Class.
       The Distribution Plans for Class A, Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the applicable class, accrued daily and paid quarterly, at the annual rate of 0.75% for Class B and Class C shares and
0.05% for Class A shares respectively of the average daily net assets of the class. These payments are intended to compensate the Distributor for providing distribution services, and bearing certain distribution-related expenses of the Fund, including payments to broker-dealer and other financial consultants for selling shares of the respective classes of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C without the assessment of an initial sales charge and at the same time permit the distributor to compensate broker-dealers and other financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.
       The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Distribution Plans.

                         REDEMPTION OF SHARES
       The Fund will redeem shares from a shareholder of record,
(i) in the
case of Class A and Class D shares without any charge (unless such shares
are subject to the 1% CDSC on purchases of $1 million or more redeemed
within 1 year of purchase), (ii) in the case of Class B and Class
C
shares, subject to the applicable CDSC as described above under
'Deferred
Sales Charge Alternative-Class B and Class C Shares'. Payment
generally
will be made within seven days after receipt of his written request for
redemption and a stock power with signature guaranteed by an
'eligible
guarantor institution' as such term is defined in Rule 17Ad-15 under the
Securities Exchange Act of 1934 (including certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations) and the deposit of any share certificates. If no certificates have been issued to the shareholder, redemption may be accomplished by submitting a written request for redemption with the shareholder's signature guaranteed if required as set forth below. Fiduciaries, corporations and other entities may also be
required to furnish supporting documents. The Fund will waive the signature guarantee requirement if all of the following conditions apply:
(1) the redemption is for $5,000 or less; (2) the redemption check is
payable to the shareholder(s) of record; and (3) the redemption check is
mailed to the shareholder(s) at the address of record. The
redemption
price will be the net asset value next determined after the receipt of
a request in proper form. Redemption of shares which were recently purchased may be delayed in order to permit a determination that the purchase check will be honored. Such determination may be
accomplished
by the passage of a reasonable period of time (approximately 15 days) or
by written assurance to the Fund from the bank upon which the purchase
check was drawn, which must be arranged by the shareholder
requesting
such redemption. An investor can avoid these potential delays by paying
for shares by certified check or wire transfer. The proceeds from redemption may be more or less than the cost of the shares.
       The Fund will repurchase shares through broker-dealers with whom the
Distributor has a sales agreement. The Fund will normally accept orders
to repurchase shares by wire or telephone from such dealers for their
customers at the net asset value (less any applicable CDSC) next computed
after receipt of the order by the dealer, provided that the request for
repurchase is transmitted promptly to the Distributor by the dealer.
Dealers have the responsibility of submitting such repurchase requests
to the Distributor promptly in order to obtain that day's closing price.
These repurchase arrangements are for the convenience of
shareholders and
do not involve a charge by the Fund. Certain securities firms may impose
a transaction charge on the shareholder for transmitting the notice of
repurchase to the Fund. The Fund reserves the right to reject any order
for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.
A
shareholder whose order for repurchase is rejected by the Fund, however,
may redeem shares as set forth above.
       As a condition to the purchase of shares of the Fund, the
purchaser
agrees that the Fund may, but is not required to, involuntarily redeem
after written notice the holdings of a shareholder the aggregate net
asset value of which is less than $250 due to redemptions. The notice
will fix a date not less than 30 days after the date on which it is mailed, and the shares will be redeemed at net asset value as of the close of business on that date, unless before then the investor purchases
at least sufficient additional shares to bring aggregate net asset value
of his holdings up to $250. A check for the proceeds of redemption, which
may be less or more than the purchase price of the shares, will be mailed
to the investor at the address of record.
     REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES.
Shareholders
who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without
a
sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within
30
days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be
exercised by the Class A or Class D shareholder only the first time such
shareholder makes a redemption.
                          EXCHANGE PRIVILEGE
       The Distributor has arranged for shares of the portfolios of
Cash
Account Trust, a no-load diversified open-end money market mutual fund
(the 'Money Market Fund'), to be available in exchange for shares of
Class A and Class D of the Fund. Shares of the Money Market fund so acquired, plus any shares of the Money Market fund acquired through reinvestment of dividends and distributions, may be re-exchanged for
Class A or Class D shares of the Fund, as applicable, without a sales
charge. The Money Market Fund is separately managed from the Fund and is
not affiliated with the Fund. The Underwriter receives a fee from
Kemper
Financial Services, the administrator of the Money Market Fund, of
0.06
of 1% per year of the average daily net asset value of shares of the
Money Market Fund established under this program. For further information concerning the exchange privilege, and a copy of the prospectus of the
Money Market Fund, contact the Distributor. The exchange privilege does not constitute an offering or recommendation by the Fund of the Money
Market Fund, which is managed by an investment adviser that is not affiliated with the Fund's Adviser. Shareholders should read the prospectus of the Money Market Fund before entering into the exchange privilege.
                     DIVIDENDS AND DISTRIBUTIONS
       The Fund's policy is to declare income dividends and capital gains distributions to its shareholders in December and to pay them in January of each calendar year unless the board of directors of the Fund determines that it is to the shareholders' benefit to make distributions on a different basis.
       Unless the shareholder at his option on notice to the Fund previously requests payments in cash, income dividends and capital gains distributions will be reinvested in Fund shares, of the same class, at their relative net asset values as of the business day next following the distribution record date. If no instructions are given on the application form, all income dividends and capital gains distributions will be reinvested.
AUTOMATED INVESTMENT PLAN
       Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges to such investor's regular bank account. Contact the Distributor for further details concerning this plan.
TAXES
       The Fund is qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code, as amended
('the Code'). As long as it is so qualified, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain distributed to its shareholders. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in
October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 rather than the date on which the distributions are received. In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or other income derived with respect to its business of investing in such stock or securities, and (ii) derive less than 30% of its gross income from the sales or other disposition of stock, securities or certain financial instruments held for less than three months.
       For U.S. federal income tax purposes, dividends of net ordinary income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income. The Fund expects to derive a portion of its gross income (exclusive of capital gains) from dividends of other companies, and, therefore, a portion of the Fund's dividends or distributions will qualify for the 70% deduction for dividends-received for corporations. Distributions of net realized long-term capital gains, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as long-term capital gains, irrespective of the length of time the shareholder has held his Fund shares.
       A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.
       No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.
       A shareholder who holds shares as a capital asset generally will recognize a capital gain or loss upon the sale of such shares, which will be a long-term capital gain or loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.
       A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
       The Fund is required to backup withhold U.S. federal income tax at the rate of 31% of all taxable distributions (including redemption payments) payable to a shareholder who fails to provide the Fund with its correct taxpayer identification number and certify that such number is correct, or payable to a shareholder who has been notified by the Internal Revenue Service that it is subject to backup withholding.
       Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. State laws vary with respect to the taxation of distributions made by the Fund. Shareholders of the
Fund are urged to consult their tax advisers regarding their own tax situation.

PERFORMANCE DATA
       From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class
C and Class D shares in accordance with formulas specified by the Commission.
       The average annual total returns are a percentage expressed in terms of the average annual compounded rate of return of a hypothetical investment of $10,000 in the Fund over periods of 1, 5, and 10 years. The return will reflect the deduction for the sales charge imposed upon an initial investment in the Fund and the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and distributions are reinvested when paid. If such charges were excluded from the total return figures, the total return figures would be greater than depicted.
       In addition to the standardized calculation of annual total return, the Fund may use other methods of calculating its performance. These calculations may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to 1, 5, and 10 years up to the life of the Fund and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than
$10,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account and may include deduction for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.
     Performance information for the Fund may be compared in reports and promotional literature to: (i) Standard & Poor's 500 Index (the S
& P
500), Dow Jones Industrial Average or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds monitored by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets or monitored by other services, companies, publications, or persons who rank mutual funds on an overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the effect of inflation on the return of an investment. There are no administrative and management costs, expenses or sales commissions associated with unmanaged indices, and therefore, such expenses are not reflected in the return; however, the return does reflect reinvestment of dividends.

       Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. All performance information is based on historical results and may not be indicative of future results. Performance information should be considered in light of the
Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. The Statement of Additional Information further describes the methods used to calculate annual total return.
       Set forth below is a discussion of the specific factors, including relevant market conditions and the investment strategies and techniques pursued by the Adviser, that materially affected the Fund's performance during the fiscal year ended July 31, 1996. The discussion was provided by the Adviser.
       During this year the Fund's two major industries, Petroleum and
Commercial Bank have increase 12.5% and 11.5%, respectively. While the
Standard & Poors broader index has increase 13.9%. The airline industry gave the Fund an overall return of 39.5% to the Shareholders but only increased 6.5% for the twelve months. Some other stocks in the portfolio decreased in value during this period of time. These are the major reasons for the Fund's performance in the last twelve months.
       Set forth below is a graph comparing the Fund's performance
(Class
D shares) as of the end of the ten most recently completed fiscal years, to the performance of the S&P 500 and the Consumer Price Index for the same periods.
       Comparison of Change in Value of $10,000 Investment in the Fund for
Class D shares, the S&P 500 and the Consumer Price Index. Cumulative total return at maximum offering price for the period March 1, 1996 (inception of offering) to July 31, 1996 is (9.5%), (9.5%) and (5.3%) for
Class A, Class B and Class C,  respectively.

       Consumer Price Index  American Growth Fund Class D   S & P
500
07/86         10,000                                9,423
                    10,000
07/87         10,393                               11,599
                    13,919
07/88         10,822                                9,927
                    12,281
07/89         11,366                               11,613
                    16,201
07/90         11,914                               12,274
                    17,255
07/91         12,272                               13,449
                    19,455
07/92         12,665                               15,272
                    21,944
07/93         13,019                               18,357
                    23,860
07/94         13,345                               20,386
                    25,091
07/95         13,692                               23,481
                    31,642
07/96         14,089                               24,614
                    36,027

       Consumer Price Index         American Growth Fund Class A
            S & P 500
03/96         10,000                                9,425
                    10,000
07/96         10,080                                9,048
                     9,932

        Consumer Price Index  American Growth Fund Class B   S & P
500
03/96         10,000                               10,000
                    10,000
07/96         10,080                                9,077
                     9,932

        Consumer Price Index  American Growth Fund Class C   S & P
500
03/96         10,000                               10,000
                    10,000
07/96         10,080                                9,470
                     9,932

                      CHART [Camera Ready Copy to Follow]

                     CALCULATION OF NET ASSET VALUE; GENERAL
INFORMATION
       Net asset value is determined as of the close of business on the
NYSE each day the NYSE is open for trading, and all purchase orders are
executed at the next price that is determined after the order is received. The NYSE is closed on most customary national business holidays.
       The following table sets forth the Fund's average annualized total
return at maximum offering price for the one, five, ten and fifteen year
periods ended July 31, 1996 for the Fund's Class D shares. Returns for
the Fund's Class A, Class B and Class C shares are from March 1,
1996
(inception of offering) to July 31, 1996:

                      Class D
RELEVANT   AVERAGE ANNUALIZED  Class A, Class B & Class C
 PERIOD       TOTAL RETURN     Total Return (five months)
---------   ------------------  --------------------------
 1 year         (1.1)%           Class A        (9.5)%
 5 year          8.2%            Class B        (9.5)%
10 year         11.6%            Class C        (5.3)%
15 year          9.4%

       Past performance is not predictive of future performance.
See
'Performance Information' in the Statement of Additional Information for a discussion of the method of calculating total return and for a description of the S & P 500 and the Consumer Price Index.
       In determining net asset value, securities traded on the NYSE or other stock exchange approved for this purpose by the board of directors will be calculated on the basis of the closing sale thereof on such stock exchange, or if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or are not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.
       The per share net asset value of Class D shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and service and higher transfer agency fees applicable with respect to Class A, Class B and Class C shares. Moreover, the per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the account maintenance, distribution and service, and higher transfer agency fees applicable with respect to Class B and
Class C shares. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A,
Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class
A, Class B and Class C shares bear certain expenses related to the shareholder servicing, bear certain expenses related to the distribution of such shares, and the Class B shares convert to Class A shares approximate seven years after purchase. Each class has exclusive voting rights with respect to matters relating to shareholder servicing and distribution expenditures, as applicable, except that Class B shares are entitled to vote on certain matters relating to the Class A Distribution
Plan. See 'Purchase of Shares'. The Directors of the Fund may classify and reclassify shares of the Fund into additional classes of shares at a future date.
       The Articles of Incorporation of the Fund do not require that the
Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by majority of the Directors.
PAGE

ADVISER
Investment Research Corporation
Administrative Offices & Mailing Address:
110 16th Street, Suite 1400
Denver, CO 80202


DISTRIBUTOR
American Growth Fund Sponsors, Inc.
Administrative Offices & Mailing Address:
110 16th Street, Suite 1400
Denver, CO 80202


TRANSFER AGENT
Boston Financial Data Services, Inc.
Administrative Offices:
Two Heritage Drive
North Quincy, Massachusetts 02172


INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
707 17th Street, Suite 2300
Denver, Colorado 80202


CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, Massachusetts 02171










NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNESTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                       TABLE OF CONTENTS
Fee Table. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . 2
Financial Highlights - Class D . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . 3
Financial Highlights - Class A,B & C . . . . . . . . . . . . . . .
 . . . . . . . . . . . . 4
Investment Objectives and Policied . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . 5
Management of the Fund . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . 7
Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . 8
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . 8
Initial Sales Charge
 Alternatives - Class A and Class D Shares . . . . . . . . . . . .
 . . . . . . . . . . . .11
Deferred Sales Charge
 Alternatives - Class B and Class D Shares . . . . . . . . . . . .
 . . . . . . . . . . . .14
Distribution Plans . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .18
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .19
Reinstatement Privilege
 Class A and Class D Shares. . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .20
Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .20
Dividends and Distributions. . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .21
Automated Investment Plan. . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .21
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .21
Performance Data . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .23
Calculation of Net Asset Value; General Information. . . . . . . .
 . . . . . . . . . . . .26